                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION
Item 23.  Exhibits

(a)

      (i)   Fourteenth Amended and Restated Declaration of Trust dated 05/1/03:
            Filed herewith.

      (ii)  Form of Amendment No. 1 dated 02/24/03 to the Amended and Restated
            Declaration of Trust dated 08/27/02: Previously filed with
            Registrant's Post-Effective Amendment No. 40 (2/11/03), and
            incorporated herein by reference.

      (iii) Thirteenth Amended and Restated Declaration of Trust dated 8/27/02:
            Previously filed with Registrant's Post-Effective Amendment No. 38
            (10/08/02), and incorporated herein by reference.

(b)   Amended By-Laws dated 10/24/00: Previously filed with Registrant's
      Post-Effective Amendment No. 36 (4/17/01), and incorporated herein by reference.

(c)

(i)          Oppenheimer Money Fund/VA specimen share certificate: Previously filed with Registrant's Post-Effective Amendment No. 37 (4/24/02), and incorporated herein by reference.

(ii)         Oppenheimer Bond Fund/VA specimen share certificate: Previously filed with Registrant's Post-Effective Amendment No. 37 (4/24/02), and incorporated herein by reference.
(iii)        Oppenheimer Capital Appreciation Fund/VA specimen share
             certificate: Previously filed with Registrant's Post-Effective
             Amendment No. 37 (4/24/02), and incorporated herein by reference.
(iv)         Oppenheimer High Income Fund/VA specimen share certificate:
             Previously filed with Registrant's Post-Effective Amendment No. 37
             (4/24/02), and incorporated herein by reference.
(v)          Oppenheimer Aggressive Growth Fund/VA specimen share certificate:
             Previously filed with Registrant's Post-Effective Amendment No. 37
             (4/24/02), and incorporated herein by reference.
(vi)         Oppenheimer Multiple Strategies Fund/VA specimen share certificate:
             Previously filed with Registrant's Post-Effective Amendment No. 37
             (4/24/02), and incorporated herein by reference.
(vii)        Oppenheimer Global Securities Fund/VA specimen share certificate:
             Previously filed with Registrant's Post-Effective Amendment No. 37
             (4/24/02), and incorporated herein by reference.
(viii)       Oppenheimer Strategic Bond Fund/VA specimen share certificate:
             Previously filed with Registrant's Post-Effective Amendment No. 37
             (4/24/02), and incorporated herein by reference.
(ix)         Oppenheimer Main Street Growth & Income Fund/VA specimen share certificate: Previously filed with Registrant's Post-Effective
             Amendment No. 37 (4/24/02), and incorporated herein by reference.
(x)          Oppenheimer Main Street Small Cap Fund/VA specimen share
             certificate: Previously filed with Registrant's Post-Effective
             Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xi)         Oppenheimer Money Fund/VA Service class specimen share certificate:
             Previously filed with Registrant's Post-Effective Amendment No. 37
             (4/24/02), and incorporated herein by reference.
(xii)        Oppenheimer Bond Fund/VA Service class specimen share Previously filed with Registrant's Post-Effective Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xiii)       Oppenheimer Capital Appreciation Fund/VA Service class specimen share certificate: Previously filed with Registrant's
             Post-Effective Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xiv)        Oppenheimer High Income Fund/VA Service class specimen share certificate: Previously filed with Registrant's Post-Effective
             Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(xv)        Oppenheimer Aggressive Growth Fund/VA Service class specimen share certificate: Previously filed with Registrant's Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xvi)       Oppenheimer Multiple Strategies Fund/VA Service class specimen share certificate: Previously filed with Registrant's Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xvii)      Oppenheimer Global Securities Fund/VA Service class specimen share certificate: Previously filed with Registrant's Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xviii)     Oppenheimer Strategic Bond Fund/VA Service class specimen share certificate: Previously filed with Registrant's Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xix)       Oppenheimer Main Street Growth & Income Fund/VA Service class specimen share certificate: Previously filed with Registrant's
            Post-Effective Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xx)        Oppenheimer Main Street Small Cap Fund/VA Service class specimen share certificate: Previously filed with Registrant's Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xxi)       Oppenheimer Value Fund/VA Service class specimen share certificate:
            Previously filed with Registrant's Post-Effective Amendment No. 38
            (10/08/02), and incorporated herein by reference.

(xxii)      Oppenheimer Global Securities Fund/VA Class 3 specimen share certificate: Previously filed with Registrant's Post-Effective
            Amendment No. 40 (2/11/03), and incorporated herein by reference.
(xxiii)     Oppenheimer Main Street Fund/VA Service class specimen share certificate: Filed herewith.
      (xxiv) Oppenheimer Main Street Fund/VA Non-Service class specimen share certificate: Filed herewith.

(d)
(i)   Investment Advisory Agreement for Oppenheimer Money Fund/VA dated 9/1/94:
      Filed with Registrant's Post-Effective Amendment No. 26 (2/13/95), and
      incorporated herein by reference.
(ii)  Investment Advisory Agreement for Oppenheimer High Income Fund/VA dated
      9/1/94: Filed with Registrant's Post-Effective Amendment No. 26 (2/13/95), and incorporated herein by reference.
(iii) Investment Advisory Agreement for Oppenheimer Bond Fund/VA dated 9/1/94:
      Filed with Registrant's Post-Effective Amendment No. 26 (2/13/95), and
      incorporated herein by reference.
(iv)  Amended and Restated Investment Advisory Agreement for Oppenheimer
      Aggressive Growth Fund/VA dated 5/1/99: Previously filed with Registrant's
      Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.
(v)   Investment Advisory Agreement for Oppenheimer Capital Appreciation Fund/VA
      dated 9/1/94: Filed with Registrant's Post-Effective Amendment No. 26
      (2/13/95), and incorporated herein by reference.
(vi)  Investment Advisory Agreement for Oppenheimer Multiple Strategies Fund/VA
      dated 9/1/94: Filed with Registrant's Post-Effective Amendment No. 26
      (2/13/95), and incorporated herein by reference.
(vii) Investment Advisory Agreement for Oppenheimer Global Securities Fund/VA
      dated 9/1/94: Filed with Registrant's Post-Effective Amendment No. 26
      (2/13/95), and incorporated herein by reference.
(viii) Investment Advisory Agreement for Oppenheimer Strategic Bond Fund/VA
      dated 9/1/94: Filed with Registrant's Post-Effective Amendment No. 26
      (2/13/95), and incorporated herein by reference.
(ix)  Investment Advisory Agreement for Oppenheimer Main Street Growth & Income
      Fund/VA dated 5/1/95: Filed with Registrant's Post-Effective Amendment No.
      29 (4/22/96), and incorporated herein by reference.
(x)   Investment Advisory Agreement for Oppenheimer Main Street Small Cap
      Fund/VA dated 5/1/98: Filed with Registrant's Post-Effective Amendment No.
      31 (1/30/98), and incorporated herein by reference.

(xi)  Investment Advisory Agreement for Oppenheimer Value Fund/VA dated
      10/22/02: Filed with Registrant's Post-Effective Amendment No. 39
      (12/20/02) and incorporated herein by reference.

(e)
(i)   General Distributor's Agreement for Service shares of Oppenheimer Money
      Fund /VA dated 5/1/98: Filed with Post-Effective Amendment No. 32
      (4/29/98), and incorporated herein by reference.
(ii)  General Distributor's Agreement for Service shares of Oppenheimer Bond
      Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32
      (4/29/98), and incorporated herein by reference.
(iii) General Distributor's Agreement for Service shares of Oppenheimer Capital
      Appreciation Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No.
      32 (4/29/98), and incorporated herein by reference.
(iv)  General Distributor's Agreement for Service shares of Oppenheimer High
      Income Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32
      (4/29/98), and incorporated herein by reference.
(v)   General Distributor's Agreement for Service shares of Oppenheimer
      Aggressive Growth Fund/VA dated 5/1/98: Filed with Post-Effective
      Amendment No. 32 (4/29/98), and incorporated herein by reference.
(vi)  General Distributor's Agreement for Service shares of Oppenheimer Multiple
      Strategies Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No.
      32 (4/29/98), and incorporated herein by reference.
(vii) General Distributor's Agreement for Service shares of Oppenheimer Global
      Securities Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No.
      32 (4/29/98), and incorporated herein by reference.
(viii) General Distributor's Agreement for Service shares of Oppenheimer
      Strategic Bond Fund/VA dated 5/1/98: Filed with Post-Effective Amendment
      No. 32 (4/29/98), and incorporated herein by reference.
(ix)  General Distributor's Agreement for Service shares of Oppenheimer Main
      Street Growth & Income Fund/VA dated 5/1/98: Filed with Post-Effective
      Amendment 32 (4/29/98), and incorporated herein by reference.
(x)   General Distributor's Agreement for Service shares of Oppenheimer Main
      Street Small Cap Fund/VA dated 5/1/98: Filed with Post-Effective Amendment
      No. 32 (4/29/98), and incorporated herein by reference.

(xi)  General Distributor's Agreement for Service shares of Oppenheimer Value
      Fund/VA dated 10/22/02: Filed with Registrant's Post-Effective Amendment
      No. 39 (12/20/02) and incorporated herein by reference.

(f)   Form of Deferred Compensation Plan for Disinterested Trustees\Directors:
      Filed with Post-Effective Amendment No. 40 to the Registration Statement
      of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/27/98, and
      incorporated herein by reference.

(g)   Global Custody Agreement dated August 16, 2002 between Registrant and
      JPMorgan Chase Bank: Filed herewithPreviously filed with Post-Effective
      Amendment No. 9 to the Registration Statement of Oppenheimer International
      Bond Fund (Reg. No. 33-58383), 11/21/02, and incorporated herein by reference.

(h)   Not applicable.

(i)
(i)   Opinion and Consent of Counsel, 3/14/85: Previously filed with
      Registrant's Pre-Effective Amendment No. 1 (3/20/85), refiled with
      Registrant's Post-Effective Amendment No. 27 (4/27/95) pursuant to Item
      102 of Regulation S-T, and incorporated herein by reference.
(ii)  Opinion and Consent of Counsel, 4/28/86: Previously filed with
      Registrant's Post-Effective Amendment No. 5 (8/12/86), refiled with
      Registrant's Post-Effective Amendment No. 27 (4/27/95) pursuant to Item
      102 of Regulation S-T, and incorporated herein by reference.
(iii) Opinion and Consent of Counsel, 7/31/86: Previously filed with
      Registrant's Post-Effective Amendment No. 5 (8/12/86), refiled with
      Registrant's Post-Effective Amendment No. 27 (4/27/95) pursuant to Item
      102 of Regulation S-T, and incorporated herein by reference.
(iv)  Opinion and Consent of Counsel, 1/21/87: Previously filed with
      Registrant's Post-Effective Amendment No. 7 (2/6/87), refiled with
      Registrant's Post-Effective Amendment No. 27 (4/27/95), pursuant to Item
      102 of Regulation S-T, and incorporated herein by reference.
(v)   Opinion and Consent of Counsel, dated July 31, 1990: Previously filed with
      Registrant's Post-Effective Amendment No. 15 (9/19/90), refiled with
      Registrant's Post-Effective Amendment No. 27 (4/27/95) pursuant to Item
      102 of Regulation S-T, and incorporated herein by reference.
(vi)  Opinion and Consent of Counsel dated April 23, 1993: Previously filed with
      Registrant's Post-Effective Amendment No. 22 (4/30/93), refiled with
      Registrant's Post-Effective Amendment No. 27 (4/27/95) pursuant to Item
      102 of Regulation S-T, and incorporated herein by reference.
(vii) Opinion and Consent of Counsel dated April 18, 1995: Filed with
      Post-Effective Amendment No. 29 (4/22/96), and incorporated herein by reference.

(viii) Opinion and Consent of Counsel dated May 1, 1998: Previously filed with
      Registrant's Post-Effective Amendment No. 35 (4/26/00), and incorporated herein by reference.

(j)   Independent Auditors' Consent: To be filed by Post-Effective
      AmendmentFiled herewith.

(k)   Not applicable.

(l)   Investment Letter dated 3/14/85 from Monarch Life Insurance Company to
      Registrant: Previously filed with Registrant's Post-Effective Amendment
      No. 37 (4/24/02), and incorporated herein by reference.

(m)

(i)   Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Money Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment No. 35 (4/26/00), and
      incorporated herein by reference.
(ii)  Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Bond Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment No. 35 (4/26/00), and
      incorporated herein by reference.
(iii) Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Capital Appreciation Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(iv)  Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer High Income Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(v)   Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Aggressive Growth Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(vi)  Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Multiple Strategies Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(vii) Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Global Securities Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(viii) Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Strategic Bond Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(ix)  Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Main Street Growth & Income Fund/VA dated
      2/29/00: Previously filed with Registrant's Post-Effective Amendment No.
      35 (4/26/00), and incorporated herein by reference.
(x)   Amended and Restated Distribution and Service Plan and Agreement for
      Service shares of Oppenheimer Main Street Small Cap Fund/VA dated 2/29/00:
      Previously filed with Registrant's Post-Effective Amendment No. 35
      (4/26/00), and incorporated herein by reference.
(xi)  Distribution and Service Plan and Agreement for Service shares of
      Oppenheimer Value Fund /VA: Filed with Registrant's Post-Effective
      Amendment No. 39 (12/20/02) and incorporated herein by reference.

(n)   Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through
      10/22/02: Previously filed with Post-Effective Amendment No. 2022 to the
      Registration Statement of Oppenheimer Global Growth & Income Fund (Reg.
      No. 33-33799), 11/20/Cash Reserves (Reg. No. 33-23223), 9/27/0102, and
      incorporated herein by reference.

o)    Powers of Attorney for all Trustees/Directors and Officers except for
      Beverly L. Hamilton, Robert J. Malone, Edward L. Cameron, F. William
      Marshall, Jr., and John Murphy (including Certified Board Resolutions):
      Previously filed with Pre-Effective Amendment No. 2 to the Registration
      Statement of Oppenheimer Select Managers (Reg. No. 333-49774), 2/8/01, and
      incorporated herein by reference.

      (i)   Powers of Attorney for Edward L. Cameron, F. William Marshall Jr.
            and John Murphy: Previously filed with Post-Effective Amendment No.
            45 to the Registration Statement of Oppenheimer High Yield Fund
            (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

      (ii)  Powers of Attorney for Beverly L. Hamilton and Robert J. Malone:
            Previously filed with Post-Effective Amendment No. 46 to the
            Registration Statement of Oppenheimer High Yield Fund (Reg. No.
            2-62076), 8/23/02, and incorporated herein by reference

(p)   Amended and Restated Code of Ethics of the Oppenheimer Funds dated May 15,
      2002 under Rule 17j-1 of the Investment Company Act of 1940: Previously
      filed with Post-Effective Amendment No. 29 to the Registration Statement
      of Oppenheimer Discovery Fund (Reg. No. 33-371), 11/22/02, and
      incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25.  Indemnification

      Reference is made to the provisions of Article Seventh of Registrant's
Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this
Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to trustees, officers and controlling persons of
Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of
1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the
Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)   OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in
      Parts A and B hereof and listed in Item 26(b) below.

(b)   There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------
Name and Current Position
with OppenheimerFunds, Inc.    Other Business and Connections During the Past
                               Two Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy L. Abbuhl,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Amy B. Adamshick,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles E. Albers,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik Anderson,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante,             Secretary   of   OppenheimerFunds,   Distributor,
Vice President & Secretary     Inc.,  Centennial Asset  Management  Corporation,
                               Oppenheimer    Partnership    Holdings,     Inc.,
                               Oppenheimer   Real   Asset   Management,    Inc.,
                               Shareholder     Financial     Services,     Inc.,
                               Shareholder  Services,  Inc.; Assistant Secretary
                               of HarbourView Asset Management Corporation,  OFI
                               Private  Investments,   Inc.,  Oppenheimer  Trust
                               Company and OFI  Institutional  Asset Management,
                               Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Patricia Avelino,              None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hany S. Ayad,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce L. Bartlett,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Banta,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Joanne Bardell,                None
Assistant Vice President

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lerae A. Barela,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Bartling,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Baum,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeff Baumgartner,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Behal                   VicesPresident ofeOppenheimerFundsrDistributor,   Kathleen Beichert,
Assistant Vice President       Inc.gement Corporation. Formerly.                 Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gerald Bellamy,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik S. Berg,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Victoria Best,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rajeev Bhaman,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig Billings,                Formerly President of Lorac Technologies, Inc.
Assistant Vice President       (June 1997-July 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Binning,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzer,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John R. Blomfield,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad Boll,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Bonner,                  Formerly Manager, Sales Support for Prudential
Vice President                 Insurance Company (August 1995-September 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Bonomo,                 None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lowell Scott Brooks,           Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Buckmaster,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Burke,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Burns,                    Formerly a Marketing Manager with Alliance
Assistant Vice President       Capital Management (October 1999-April 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce Burroughs                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claudia Calich,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael A. Carbuto,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debra Casey,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald G. Chibnik,             Formerly Director of technology for Sapient
Assistant Vice President       Corporation (July, 2000-August 2001); software
                               architect for Sapient Corporation (March
                                1997-July 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brett Clark,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
H.C. Digby Clements,           None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter V. Cocuzza,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Coulston,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie C. Cusker,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Curry,                  None.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Damian,                   Formerly senior analyst/director for Citigroup
Vice President                 Asset Management (November 1999-September 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
O. Leonard Darling, Chairman of the Board and a director (since June Vice
Chairman, Executive Vice 1999) and Senior Managing Director (since President,
Chief Investment December 1998) of HarbourView Asset Management Officer &
Director Corporation; a director (since July 2001) of
                               Oppenheimer Acquisition Corp.; a director (since
                               March 2000) of OFI Private Investments, Inc.;
                               Chairman of the Board, Senior Managing Director
                               and director (since February 2001) of OFI
                               Institutional Asset Management, Inc.; Trustee
                               (since 1993) of Awhtolia College - Greece.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John M. Davis,                 Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruggero de'Rossi,              Vice President of HarbourView Asset Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig P. Dinsell,              None
Executive Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randall C. Dishmon,            Formerly an Associate with Booz Allen & Hamilton
Assistant Vice President       (1998-June 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Randall C. Dishmon,            Formerly an Associate with Booz Allen & Hamilton
Assistant Vice President       (1998-June 2001).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rebecca K. Dolan               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven D. Dombrower,           Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce C. Dunbar,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Edmiston,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel R. Engstrom,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Armand B. Erpf,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Robert Erven             Formerly an Assistant Vice President/Senior
Assistant Vice President       Trader with Morgan Stanley Investment Management
                               (1999-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Evans,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward N. Everett,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathy Faber,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Falicia,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Farrar,               Vice President of OFI Private Investments, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld,             Vice President of OppenheimerFunds, Distributor,
Vice President, Senior Counsel Inc.; Vice President, Assistant Secretary and
                               Director of Centennial Asset Management
                               Corporation; Vice President of Oppenheimer Real
                             Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Emmanuel Ferreira,             Formerly a portfolio manager with Lashire
Vice President                 Investments (July 1999-December 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding,            Vice President of OppenheimerFunds Distributor,
Senior Vice President;         Inc.; Director of ICI Mutual Insurance Company;
Chairman: Rochester Division   Governor of St. John's College; Chairman of the
                               Board of Directors of International Museum of
                               Photography at George Eastman House.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Ronald H. Fielding,            Vice President of OppenheimerFunds Distributor,
Senior Vice President;         Inc.; Director of ICI Mutual Insurance Company;
Chairman: Rochester Division   Governor of St. John's College; Chairman of the
                               Board of Directors of International Museum of
                               Photography at George Eastman House.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Finley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Forrest,                  None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
J. Hayes Foster,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
P. Lyman Foster, Senior Vice President of OppenheimerFunds Senior Vice President
Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Foxhoven,                Assistant Vice President of OppenheimerFunds
Assistant Vice President       Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Colleen M. Franca,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Crystal French,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hazem Gamal,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan P. Gangemi,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan Gagliardo,                 Formerly an Assistant Vice President with
Assistant Vice President       Mitchell Hutchins (January 2000-October 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Subrata Ghose,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles W. Gilbert,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan C. Gilston,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sharon M. Giordano-Auleta,     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Glazerman,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul M. Goldenberg,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mike Goldverg,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bejamin J. Gord,               Vice President of HarbourView Asset Management
Vice President                 Corporation. Formerly Executive Director with
                               Miller Anderson Sherrerd, a division of Morgan
                               Stanley Investment Management. (April 1992-March
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Granger,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Grill,                  None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Satish Gupta,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Guy,                    None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Hager,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Haley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marilyn Hall,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ping Han,                      None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Haney,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neil Hanson,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shari Harley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Hauenstein,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas B. Hayes,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Saba Hekmat,                   Formerly Director, Credit Research Analyst at
Assistant Vice President       MetLife Investments (July 1996-October 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Henry,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine Heron,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dennis Hess,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dorothy F. Hirshman,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel Hoelscher,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Huebl,                Assistant Vice President of OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Margaret Hui,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Huttlin,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James G. Hyland,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve P. Ilnitzki,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,              Vice President of OppenheimerFunds Distributor,
Vice   President  &  Assistant Inc.; Vice President and Assistant Secretary of
Counsel                        Shareholder Services, Inc.; Assistant Secretary
                               of OppenheimerFunds Legacy Program and
                               Shareholder Financial Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Jaume,                 Senior Vice President and Chief Compliance
Vice President                 Officer (since April 2000) of HarbourView Asset
                               Management Corporation; and of OFI Institutional
                               Asset Management, Inc. (since February 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank V. Jennings,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Jennings,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Johnson,          Formerly Vice President, Senior
Assistant Vice President       Analyst/Portfolio Manager at Aladdin Capital
                               Holdings Inc. (February 2001-May 2002) prior to
                               which he was Vice President and Senior Analyst at
                               Merrill Lynch Investment Managers (October
                               1996-February 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John Michael Johnson,          Formerly Vice President, Senior
Assistant Vice President       Analyst/Portfolio Manager at Aladdin Capital
                               Holdings Inc. (February 2001-May 2002) prior to
                               which he was Vice President and Senior Analyst at
                               Merrill Lynch Investment Managers (October
                               1996-February 2001).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lewis A. Kamman,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Kandilis,              Formerly managing director of Kandilis Capital
Assistant Vice President       Management (September 1993-August 2002); CFO of
                               Kandi Corp. (October 1989-August 1993).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer E. Kane,              None.
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lynn O. Keeshan,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Keffer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cristina J. Keller,            Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Garrett K. Kolb,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Walter G. Konops,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Avram D. Kornberg,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Kourkoulakos,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Kramer,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Latino,                   Formerly a Senior Trader/Portfolio Engineer at
Assistant Vice President       Jacobs Levy Equity Management (June 1996-August

                               2002)..

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Guy E. Leaf,                   Formerly a Vice President of Merrill Lynch
Vice President                 (January 2000-September 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher M. Leavy,          None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dina C. Lee,                   None
Assistant   Vice  President  &
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dana Lehrer,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Leitzinger,              Vice President of Shareholder Financial
Vice President                 Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael S. Levine,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gang Li,                       None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shanquan Li,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mitchell J. Lindauer,          None
Vice   President  &  Assistant
General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bill Linden,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa B. Lischin,            Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Reed Litcher,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Lolli,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel G. Loughran             None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patricia Lovett,               Vice President of Shareholder Financial
Vice President                 Services, Inc. and Senior Vice President of
                               Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Macchia,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Magee,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry Madzij,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo G. Manioudakis          Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation. Formerly Executive
                               Director and portfolio manager for Miller,
                               Anderson & Sherrerd, a division of Morgan Stanley
                               Investment Management (August 1993-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Angelo G. Manioudakis          Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation. Formerly Executive
                               Director and portfolio manager for Miller,
                               Anderson & Sherrerd, a division of Morgan Stanley
                               Investment Management (August 1993-April 2002).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marianne Manzolillo,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip T. Masterson,           None
Vice   President  &  Assistant
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth McCormack,           Assistant Secretary of HarbourView Asset
Assistant Vice President       Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles L. McKenzie,           Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation and OFI Institutional
                               Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph McGovern,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Migan,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew J. Mika,                None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joy Milan,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Denis R. Molleur,              None
Vice    President   &   Senior
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nikolaos D. Monoyios,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Moon,                  Vice President of HarbourView Asset Management
Vice President                 Corporation. Formerly an Executive Director and
                               Portfolio Manager with Miller Anderson &
                               Sherrerd, a division of Morgan Stanley Investment
                               Management (June 1999-March 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacey Morrell,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Murphy,                   Director of OppenheimerFunds Distributor, Inc.,
Chairman,   President,   Chief Centennial Asset Management Corporation,
Executive Officer & Director   HarbourView Asset Management Corporation, OFI
                               Private Investments, Inc., OFI Institutional
                               Asset Management, Inc. and Tremont Advisers,
                               Inc.; Director (Class A) of Trinity Investments
                               Management Corporation; President and Director
                               of Oppenheimer Acquisition Corp., Oppenheimer
                               Partnership Holdings, Inc., Oppenheimer Real
                               Asset Management, Inc.; Chairman and Director of
                               Shareholder Financial Services, Inc. and
                               Shareholder Services, Inc.; Executive Vice
                               President of MassMutual Life Insurance Company;
                               director of DLB Acquisition Corp.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas J. Murray,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Nadler,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

David Negri,                   Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Nichols,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barbara Niederbrach,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Norman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raymond C. Olson,              Assistant Vice President and Treasurer of
Assistant Vice President       OppenheimerFunds Distributor, Inc.; Treasurer of
                               Centennial Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank J. Pavlak,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Pellegrino,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allison C. Pells,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Pergament,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Petersen,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Phillips,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary Pilc,
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter E. Pisapia,              Formerly, Associate Counsel at SunAmerica Asset
Assistant   Vice  President  & Management Corp. (December 2000-December 2002).
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raghaw Prasad,                 Formerly Associate Vice President with
Assistant Vice President       Prudential Securities New York (January
                               2001-November 2001) prior to which he was a
                               Director/Analytics with Prudential Investments
                               New Jersey (April 1997-November 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jane C. Putnam,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael E. Quinn,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Heather Rabinowitz,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie S. Radtke,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Norma J. Rapini,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Thomas P. Reedy,               Vice President (since April 1999) of HarbourView
Vice President                 Asset Management Corporation.

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian N. Reid,                 Formerly an Assistant Vice President with Eaton
Assistant Vice President       Vance Management (January 2000-January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marc Reinganum,                Formerly (until August 2002) Vaughn Rauscher
Vice President                 Chair in Financial Investments and Director,
                               Finance Institute of Southern Methodist
                               University, Texas.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristina Richardson,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claire Ring,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Robertson,               Senior Vice President of OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rob Robis,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antoinette Rodriguez,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stacey Roode,                  Formerly, Assistant Vice President of Human
Vice President                 Resources of OFI (200-July 2002)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey S. Rosen,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard H. Rubinstein,         None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff,                 President and Director of OppenheimerFunds
Executive Vice President       Distributor, Inc. and Centennial Asset
                               Management Corporation; Executive Vice President
                               of OFI Private Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Ruotolo                 Director, Treasurer and Chief Financial Officer
Executive  Vice  President and of Oppenheimer Acquisition Corp.; President and
Director                       director of Shareholder Services, Inc. and
                               Shareholder Financial Services, Inc.; Director
                               (Class A) of Trinity Investment Management
                               Corporation; Chairman of the Board, Chief
                               Executive Officer, President and Director or OFI
                               Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rohit Sah,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Valerie Sanders,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Karen Sandler,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tricia Scarlata,               Formerly, Marketing Manager of OppenheimerFunds,
Assistant Vice President       Inc. (April 2001-August 2002); Client Service
                               Support Manager for Sanford C. Bernstein
                               (December 1999-April 2001)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rudi Schadt,                   Formerly a consultant for Arthur Andersen
Vice President                 (August 2001-February 2002); director, senior
                               quantitative analyst at Brinson Partners
                               (September 2000,April 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey R. Schneider,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ellen P. Schoenfeld,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maria Schulte,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Schultz,                 Chief Executive Officer, President & Senior
Senior Vice President          Managing Director & Director of OFI
                               Institutional Asset Management, Inc. and
                               HarbourView Asset Management Corporation;
                               Director (Class A) and Chairman of Trinity
                               Investment Management Corporation; Director of
                               Oppenheimer Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott A. Schwegel,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allan P. Sedmak                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer L. Sexton,            Vice President of OFI Private Investments, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martha A. Shapiro,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Navin Sharma,                  Formerly, Manager at BNP Paribas Cooper Neff
Vice President                 Advisors (May 2001-April 2002) prior to which he
                               was Development Manager at Reality
                               Online/Reuters America Inc. (June 2000-May 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven J. Sheerin,             Formerly consultant with Pricewaterhouse Coopers
Vice President                 (November 2000-May 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bonnie Sherman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David C. Sitgreaves,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward James Sivigny           Formerly a Director for ABN Amro Securities
Assistant Vice President       (July 2001-July 2002) prior to which he was
                               Associate Director for Barclays Capital
                                (1998-July 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Edward James Sivigny           Formerly a Director for ABN Amro Securities
Assistant Vice President       (July 2001-July 2002) prior to which he was
                               Associate Director for Barclays Capital
                                (1998-July 2001).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Enrique H. Smith,              Formerly a business analyst with Goldman Sachs
-----------------              -----------------------------------------------
Assistant Vice President       (August 1999-August 2001).
------------------------       --------------------------
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Soper,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis Sortino,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith J. Spencer,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marco Antonio Spinar,          Formerly, Director of Business Operations at AOL
Assistant Vice President       Time Warner, AOL Time Warner Book Group (June
                              2000-December 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Marco Antonio Spinar,          Formerly, Director of Business Operations at AOL
Assistant Vice President       Time Warner, AOL Time Warner Book Group (June
                              2000-December 2001).

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Stein,              None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur P. Steinmetz,           Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jayne M. Stevlingson,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregory J. Stitt,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John P. Stoma,                 Senior Vice President of OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wayne Strauss,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Stricker,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Deborah A. Sullivan,           Since December 2001, Secretary of Oppenheimer
Assistant Vice President,      Trust Company.
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mary Sullivan,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin L. Surrett,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman,               Nonen B. Switzer,
Vice President                 Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Anthony A. Tanner,             None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles,                 None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Temple,                   Formerly a Vice President of Merrill Lynch
Vice President                 (October 2001-January 2002) prior to which he
                               was a Vice President with OppenheimerFunds, Inc.
                               (May 2000-October 5, 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Toner,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eamon Tubridy,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith Tucker,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Turner,               Formerly portfolio manager for Technology
Vice President                 Crossover Ventures (May 2000-March 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cameron Ullyat,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angela Utaro,                  None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tanya Valency,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark S. Vandehey,              Vice President of OppenheimerFunds Distributor,
Vice President                 Inc., Centennial Asset Management Corporation
                               and Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maureen Van Norstrand,         None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermette,              Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip F. Vottiero,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Samuel Sloan Walker,           Vice President of HarbourView Asset Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa M. Ward,                Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry A. Webman,               Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher D. Weiler,         None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barry D. Weiss,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Lynn Weiss,            Formerly an Associate at Hoguet Newman & Regal,
Vice President                 LLP (January 1998-May 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christine Wells,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph J. Welsh,               Vice President of HarbourView Asset Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Diederick Wermolder,           Director of OppenheimerFunds International Ltd.;
Vice President                 Senior Vice President (Managing Director of the
                               International Division) of OFI Institutional
                             Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine M. White,            Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc. Formerly, Assistant Vice
                               President with Gruntal & Co. LLC (September 1998
                               - October 2000); member of the American Society
                               of Pension Actuaries (ASPA) since 1995.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Wilby,              Formerly Senior Vice President of HarbourView
Senior Vice President          Asset Management Corporation (May 1999-July
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna M. Winn,                 President, Chief Executive Officer and Director
Senior Vice President          of OFI Private Investments, Inc.; Director and
                               President of OppenheimerFunds Legacy Program;
                               Senior Vice President of OppenheimerFunds
                                Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Winston,               Formerly, principal at Richards & Tierney, Inc.
Senior Vice President          (until June 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,               Treasurer of HarbourView Asset Management
Senior Vice President and      Corporation; OppenheimerFunds International
Treasurer                      Ltd., Oppenheimer Partnership Holdings, Inc.,
                               Oppenheimer Real Asset Management Corporation,
                               Shareholder Services, Inc., Shareholder
                               Financial Services, Inc., OFI Private
                               Investments, Inc. and OFI Institutional Asset
                               Management, Inc.; Treasurer and Chief Financial
                               Officer of Oppenheimer Trust Company; Assistant
                               Treasurer of Oppenheimer Acquisition Corp. and
                               OppenheimerFunds Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carol Wolf,                    Serves on the Board of the Colorado Ballet.
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kurt Wolfgruber,               Director of Tremont Advisers, Inc. (as of
Senior Vice President          January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Caleb C. Wong,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward C. Yoensky,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Zachman,                  None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucy Zachman,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack                 General Counsel and Director of OppenheimerFunds
Senior Vice President and      Distributor, Inc.; General Counsel of Centennial
General Counsel                Asset Management Corporation; Senior Vice
                               President and General Counsel of HarbourView
                               Asset Management Corporation and OFI
                               Institutional Asset Management, Inc.; Senior
                               Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc.,
                               Shareholder Services, Inc., OFI Private
                               Investments, Inc. and Oppenheimer Trust Company;
                               Vice President and Director of Oppenheimer
                               Partnership Holdings, Inc.; Secretary of OAC
                               Acquisition Corp.; Director and Assistant
                               Secretary of OppenheimerFunds International
                               Ltd.; Director of Oppenheimer Real Asset
                               Management, Inc.; Vice President of
                               OppenheimerFunds Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neal A. Zamore,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Zavanelli,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alex Zhou,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur J. Zimmer,              Senior Vice President (since April 1999) of
Senior Vice President          HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series) Oppenheimer
Bond Fund (a series of Oppenheimer Integrity Funds) Oppenheimer California
Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Income
Fund Oppenheimer Capital Preservation Fund Oppenheimer Cash Reserves Oppenheimer
Champion Income Fund Oppenheimer Concentrated Growth Fund Oppenheimer
Convertible Securities Fund (Bond Fund Series) Oppenheimer Developing Markets
Fund Oppenheimer Discovery Fund Oppenheimer Emerging Growth Fund Oppenheimer
Emerging Technologies Fund Oppenheimer Enterprise Fund Oppenheimer Europe Fund
Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold
& Special Minerals Fund Oppenheimer Growth Fund Oppenheimer High Yield Fund
Oppenheimer International Bond Fund Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund Oppenheimer Limited-Term Government
Fund Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal
Fund) Oppenheimer Main Street Fund (a series of Oppenheimer Main
   Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals

Oppenheimer Municipal Bond Fund
Oppenheimer AMT-Free New York Municipals
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)

     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC Oppenheimer Tremont Opportunity Fund
LLC Oppenheimer Trinity Core Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund Oppenheimer U.S. Government Trust Oppenheimer
Variable Account Funds (11 series):
     Oppenheimer Aggressive Growth Fund/VA Oppenheimer Bond Fund/VA Oppenheimer
     Capital Appreciation Fund/VA Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA Oppenheimer Main Street Fund/VA Oppenheimer
     Main Street Small Cap Fund/VA Oppenheimer Money Fund/VA Oppenheimer
     Multiple Strategies Fund/VA Oppenheimer Strategic Bond Fund/VA Oppenheimer
     Value Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial
Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer
Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South
Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc.,
HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings,
Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI
Institutional Asset Management, Inc. and Oppenheimer Trust Company is 498
Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite
206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life
Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring
Street, Bellefonte, Pennsylvania 16823.

Item 27. Principal Underwriter

(a)   OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's
      service shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration
      Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector
      Income Trust and Panorama Series Fund, Inc.) and for MassMutual
      Institutional Funds.

(b)   The directors and officers of the Registrant's principal underwriter are:

---------------------------------------------------------------------------------
Name & Principal                Position & Office         Position and Office
Business Address                with Underwriter          with Registrant
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante(1)            Secretary                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jason R. Bach                   Vice President            None
3264 Winthrop Cricle
Marietta, GA 30067

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

James Barker                    Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert(1)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gabriella Bercze(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas S. Blankenship          Vice President            None
17011 Woodbark
Spring, TX 77379
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzler(1)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Bonner(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
L. Scott Brooks(2) Vice President None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin E. Brosmith               Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey W. Bryan(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Burton                    Vice President            None
412 Towne Green Circle
Addison, TX 75001
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Mary Byron             Vice President            None
6 Dahlia Drive
Irvine, CA 92618
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Andrew Chonofsky                Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert A. Coli                  Vice President            None
12 White Tail Lane
Bedminster, NJ 07921
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Crockett(2)             Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey D. Damia(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Davis(2)                   Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen J. Demetrovits(2)       Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph A. DiMauro               Vice President            None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven Dombrower(w)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George P. Dougherty             Vice President            None
4090 Redbud Circle
Doylestown, PA 18901
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cliff H. Dunteman               Vice President            None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Eiler(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent M. Elwell                  Vice President            None
35 Crown Terrace
Yardley, PA 19067
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregg A. Everett                Vice President            None
7124 Trysail Circle
Tampa, FL 33607
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Fahey                 Vice President            None
9 Townview Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric C. Fallon                  Vice President            None
10 Worth Circle
Newton, MA 02458
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld(2)            Vice President            Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark J. Ferro(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding(3)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick W. Flynn (1)            Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John ("J) Fortuna(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
P. Lyman Foster(2) Senior Vice President None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Luiggino J. Galleto             Vice President            None
10302 Riesling Court
Charlotte, NC 28277
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle M. Gans                Vice President            None
2700 Polk Street, Apt. #9
San Francisco, CA 94109
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucio Giliberti                 Vice President            None
6 Cyndi Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raquel Granahan(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ralph Grant(2)                  Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael D. Guman                Vice President            None
3913 Pleasant Avenue
Allentown, PA 18103
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clifford W. Heidinger           Vice President            None
90 Gates Street
Portsmouth, NH 03801
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillipe D. Hemery              Vice President            None
184 Park Avenue
Rochester, NY 14607
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elyse R. Jurman Herman          Vice President            None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy G. Hetson                 Vice President            None
4 Craig Street
Jericho, NY 11753
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristen L. Heyburn              Vice President            None
2315 Mimosa Drive #2
Houston, TX 77019
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William E. Hortz(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Husch(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard L. Hymes(2)             Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives(1)             Vice President            Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric K. Johnson                 Vice President            None
28 Oxford Avenue
Mill Valley, CA 94941
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Johnson                 Vice President            None
15792 Scenic Green Court
Chesterfield, MO 63017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John S. Kavanaugh               Vice President            None
2 Cervantes, Apt. #301
San Francisco, CA 94123
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina J. Keller(2)          Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian G. Kelly                  Vice President            None
60 Larkspur Road
Fairfield, CT 06430
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Klassen(1)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Klein                   Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Knott(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dean Kopperud(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brent A. Krantz                 Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David T. Kuzia                  Vice President            None
9697 S. Golden Eagle Dr.
Highlands, CO 80126
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul R. LeMire                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dawn Lind                       Vice President            None
21 Meadow Lane
Rockville Centre, NY 11570
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa Lischin(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James V. Loehle                 Vice President            None
30 Wesley Hill Lane
Warwick, NY 10990
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Montana Low                     Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Lynch                   Vice President            None
5341 Ellsworth
Dallas, TX 75206
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Macken                     Vice President            None
462 Lincoln Avenue
Sayville, NY 11782
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Magee(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven C. Manns                 Vice President            None
1941 W. Wolfram
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Todd A. Marion                  Vice President            None
3 St. Marks Place
Cold Spring Harbor, NY 11724
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Theresa-Marie Maynier           Vice President            None
2421 Charlotte Drive
Charlotte, NC 28203
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Anthony P. Mazzariello          Vice President            None
704 Beaver Road
Leetsdale, PA 15056
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. McDonough               Vice President            None
3812 Leland Street
Chevy Chase, MD 20815
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent C. McGowan                 Vice President            None
18424 12th Avenue West
Lynnwood, WA 98037
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mark Mezzanotte                 Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert Moser                    Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John V. Murphy(2)               Director                  President, Principal
                                                          Executive Officer,
                                                          Chairman & Manager

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy Jean Murray               Vice President            None
32 Carolin Road
Upper Montclair, NJ 07043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin P. Neznek(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad V. Noel                    Vice President            None
2408 Eagleridge Drive
Henderson, NV 89014
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Bradford Norford                Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raymond C. Olson(1)             Assistant Vice President  None
                                & Treasurer
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Perkes                 Vice President            None
8734 Shady Shore Drive
Frisco, TX 75034
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles K. Pettit               Vice President            None
22 Fall Meadow Drive
Pittsford, NY 14534
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Gazell Pettway                  Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elaine Puleo-Carter(2)          Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher L. Quinson          Vice President            None
19 Cayuga Street
Rye, NY 10580
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Minnie Ra                       Vice President            None
100 Dolores Street, #203
Carmel, CA 93923
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Heather Rabinowitz(2)           Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary D. Rakan                   Vice President            None
25031 Woodridge Triangle
Farmington, MI 48335
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Dusting Raring                  Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael A. Raso                 Vice President            None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Rentschler              Vice President            None
677 Middlesex Road
Grosse Pointe Park, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis H. Reynolds(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Simone Richter(2)      Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruxandra Risko(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David R. Robertson(2)           Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A. Rosenson             Vice President            None
24753 Bantage Point Terr.
Malibu, CA 90265
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff(2)                President & Director      None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William R. Rylander             Vice President            None
85 Evergreen Road
Vernon, CT 06066
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Sabow(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John Saunders                   Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Tonya Sax                       Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alfredo Scalzo                  Vice President            None
9616 Lake Chase Island Way
Tampa, FL 33626
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Thomas Schmitt                  Vice President            None

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sciortino               Vice President            None
785 Beau Chene Drive
Mandeville, LA 70471
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric Sharp                      Vice President            None
862 McNeill Circle
Woodland, CA 95695
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debbie Simon(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Douglas Bruce Smith             Vice President            None
808 South 194th Street
Seattle,WA 98148

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan Stein(2)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Stoma(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Summe                  Vice President            None
239 N. Colony Drive
Edgewood, KY 41017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George T. Sweeney               Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Scott McGregor Tatum           Vice President            None
 704 Inwood
Southlake, TX 76092
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Taylor(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David G. Thomas                 Vice President            None
1328 N. Cleveland Street
Arlington, VA 22201
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Bryan K.Toma                    Vice President            None
14575 S. Gallery
Olathe, KS 66062

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Floyd A. Tucker                 Vice President            None
1930 W. Barry Ave., #2
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tanya Valency(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Vandehey(1)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermete                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa Ward(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael J. Weigner              Vice President            None
4905 W. San Nicholas Street
Tampa, FL 33629
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donn Weise                      Vice President            None
3249 Earlmar Drive
Los Angeles, CA 90064
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine White(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Wilson(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna Winn(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cary Patrick Wozniak            Vice President            None
18808 Bravata Court
San Diego, CA 92128
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregor D. Yuska                 Vice President            None
16035 Canterbury Estates Dr.
Ellisville, MO 63021
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert G. Zack(2)               General Counsel &         Secretary
                                Director

---------------------------------------------------------------------------------

(1) 6803 South Tucson Way, Centennial, CO 80112-3924 (2) 498 Seventh Avenue, New
York, NY 10018 (3) 350 Linden Oaks, Rochester, NY 14623

(c) Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
County of Arapahoe and State of Colorado on the 28th day of April, 2003.

                                    Oppenheimer Variable Account Funds

                                    By:  /s/ John V. Murphy*
                                   ---------------------------------------------
                                    John V. Murphy, President,
                                    Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                          Title                      Date

/s/ James C. Swain*

-----------------------      Chairman & Trustee       April 28, 2003

James C. Swain

/s/ John V. Murphy*          President, Principal        April 28, 2003

------------------------     Executive Officer           April 28, 2003
John V. Murphy               and Trustee

/s/ Brian W. Wixted*         Treasurer and Principal     April 28, 2003

-------------------------    Financial and
Brian W. Wixted              Accounting Officer

/s/ William L. Armstrong*    Trustee                     April 28,  2003

-------------------------------
William L. Armstrong

/s/ Robert G. Avis*          Trustee                      April 28, 2003

----------------------
Robert G. Avis

/s/ George Bowen*            Trustee                     April 28, 2003

----------------------
George Bowen

/s/ Edward L. Cameron*       Trustee                     April 28, 2003

------------------------

Edward L. Cameron

/s/ Jon S. Fossel*           Trustee                     April 28, 2003

--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                     April 28, 2003

----------------------
Sam Freedman

/s/ Beverly L. Hamilton*

------------------------------   Trustee                 April 28, 2003

Beverly L. Hamilton

/s/ Robert J. Malone*

--------------------------       Trustee                April 28, 2003

Robert J. Malone

/s/ F. William Marshall, Jr.*    Trustee                April 28, 2003

--------------------------------
F. William Marshall, Jr.

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                        Post-Effective Amendment No.41

                            Registration No. 2-93177

                                  EXHIBIT INDEX

Exhibit No.       Description

23 (a)(i) Fourteenth Amended and Restated Declaration of Trust, dated 5/1/03.

23 (c)(xxiii)  Oppenheimer  Main Street  Fund/VA  Service class  specimen  share certificate.

23(c)(xxiv)  Oppenheimer  Main Street Fund/VA  Non-Service  class specimen share certificate.

23(g) Global Custody Agreement

23(j) Independent Auditors' Consent.